Exhibit 10.03
INTERWOVEN, INC.
1999 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD
     The terms defined in the Interwoven, Inc. 1999 Equity Incentive Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (“Notice of Grant”).

Name:

Address:
You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”), subject to the terms and conditions of the Plan and the attached Award Agreement (Restricted Stock Units) (hereinafter “RSU Agreement”) to the Plan (available in hard copy by request), as follows:

Number of RSUs:

Date of Grant:

First Vesting Date:

Expiration Date:	The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date

[Vesting Schedule:]
Participant understands that his/her employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time with or without cause (i.e., is “at-will”), and that nothing in this Notice of Grant, the Attached Award Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant is earned only by continuing service as an employee or consultant of the Company. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the RSU Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the RSU Agreement and the Plan.

PARTICIPANT		INTERWOVEN, INC.

By:

Print Name:	Its:

INTERWOVEN, INC.
AWARD AGREEMENT (RESTRICTED STOCK UNITS) TO THE
INTERWOVEN, INC. 1999 EQUITY INCENTIVE PLAN
Unless otherwise defined herein, the terms defined in Interwoven, Inc.’s 1999 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units) (the “Agreement”).
You have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Grant (“Notice of Grant”) and this Agreement.
1. Settlement. Unless otherwise deferred by Participant as permitted by the Committee, settlement of RSUs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice of Grant. Settlement of RSUs shall be in Shares or cash as determined by the Committee.
2. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right dividends or to vote such Shares.
3. Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.
4. [Cessation of Vesting Due to Employee Schedule Change. Notwithstanding the vesting provided for in the Notice of Grant in the event a Participant who is an employee of the Company or a Subsidiary, who is regularly scheduled to work twenty (20) hours or more per week, voluntarily chooses (i.e., other than for reasons protected by law) to reduce his or her work schedule with the Company or a subsidiary to fewer than twenty (20) hours per week, the RSUs subject to the award shall cease to vest during the period of time in which such employee regularly maintains such a schedule.][Vesting schedule may or may not be subject to the foregoing provision.]
5. No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.
6. Termination. If Participant’s continuous employment with the Company or any of its subsidiaries shall terminate for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.
7. Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by this Agreement, the provisions of the Plan and the Notice of Grant (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
8. Tax Consequences. Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and

Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company. The Company will satisfy any withholding obligations by reducing the number of Shares deliverable upon settlement by such an amount to satisfy such withholding requirements. Information on possible arrangements can be obtained from the Company. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. In the event you are not a US taxpayer, the tax consequences described above could be different; you should consult your tax or financial advisor.
9. Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
10. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
11. Severability. The Plan and Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
12. NO GUARANTEE OF EMPLOYMENT. PARTICIPANT UNDERSTANDS AND AGREES THAT HIS OR HER EMPLOYMENT WITH THE COMPANY OR ITS SUBSIDIARIES IS FOR AN UNSPECIFIED DURATION AND CONSTITUTES “AT-WILL” EMPLOYMENT. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF RSU’S PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AT THE WILL OF THE COMPANY OR ITS SUBSIDIARY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED RSU’S OR BEING ISSUED SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER, AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S AND/OR SUBSIDIARY’S RIGHT TO TERMINATE PARTICIPANT’S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.
     By Participant’s signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement. Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.